UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2026

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

I.	Teyame Acquisition Share Issuance

On July 28, 2026, in connection with the closing of the acquisition contemplated by the Securities Purchase Agreement, dated January 22, 2026 (the “Teyame Transaction”), Healthcare Triangle, Inc. (the “Company”) issued an aggregate of 9,718,373 shares of its common stock, par value $0.00001 per share, to eight (8) entities at the direction of Teyame AI LLC, the seller to the Company in the Teyame Transaction.

The issuance of shares in connection with the Teyame Transaction was approved by the Company’s shareholders at the Annual Meeting on July 17, 2026, and was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). No underwriters were involved in the issuance, and no commissions were paid. The shares were issued without registration under the Securities Act in reliance upon the exemption provided by Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

II.	SecureKloud Securities Exchange Share Issuance

On July 28, 2026, pursuant to the Securities Exchange Agreement dated June 24, 2026 between the Company and SecureKloud Technologies Ltd. (the “Securities Exchange Agreement”), the Company issued an aggregate of 2,828,167 shares of its common stock, par value $0.00001 per share, toone individual and one entity.:

The issuance of shares pursuant to the Securities Exchange Agreement was approved by the Company’s shareholders at the Annual Meeting on July 17, 2026, and was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. No underwriters were involved in the issuance, and no commissions were paid.

In the aggregate, the Company issued a total of 12,546,540 shares of common stock on July 28, 2026 in connection with the Teyame Transaction and the Securities Exchange Agreement.

Item 7.01 Regulation FD Disclosure.

On July 29, 2026, the Company issued a press release announcing the shares issuance. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the Acquiror specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Pricing Press Release dated July 29, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Dated: July 29, 2026	By:	/s/ David Ayanoglou
David Ayanoglou
Chief Financial Officer

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